State Street Income Fund
(SSASX)
Summary Prospectus – January 31, 2022
Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:
http://www.ssga.com
You also may get this information at no cost by calling (800) 242-0134 or by sending an e-mail request to Statestreetfunds@ssga.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

Investment Objectives
The investment objective of the State Street Income Fund (the “Fund”) is to seek high current income and preservation of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. More information about these and other discounts is available from your financial intermediary (“Financial Intermediary”) and in the “Investing in Funds Shares” section of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.13%
Distribution and/or Shareholder Service (12b-1) Fees	None
Other Expenses[1]	0.04%
Total Annual Fund Operating Expenses[2]	0.17%
[1]	Other Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect estimated current expenses.
[2]	The Fund incurred extraordinary expenses in connection with its reorganization with the General Electric RSP Income Fund, which closed in May 2021. Following the reorganization, the Fund changed its fiscal year end from December to September. Were these extraordinary expenses included in the table above, the Fund's Total Annual Fund Operating Expenses would be 0.19%.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$17	$55	$96	$217
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio. The Fund's portfolio turnover rate is based on the operation of the predecessor fund for the portion of the most recent fiscal year prior to May 24, 2021.
Principal Investment Strategies
Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in debt securities.
The Fund invests significantly in a variety of investment-grade debt securities, such as agency mortgage-backed securities, asset-backed securities, corporate bonds, municipal obligations, government securities and money market instruments. Investment-grade securities include securities rated Baa3 or higher by Moody's or BBB- or higher by S&P (and securities of comparable quality as determined by the Adviser). The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.
The portfolio managers seek to identify debt securities that they believe have desirable characteristics for the Fund such as:
•	attractive yields and prices;
•	the potential for capital appreciation; and/or
•	reasonable credit quality.
The portfolio managers may consider selling a security when one of these characteristics no longer applies, when the portfolio managers believe that the valuation has become excessive, or when more attractive alternatives are identified.
The Fund also may invest up to 20% of its net assets in high yield securities (also known as below investment grade bonds or “junk bonds”). The Fund may also invest up to 20% of its net assets in exchange-traded products (“ETPs”), including exchange-traded funds, that provide exposure to such investments, including ETPs that pay fees to the Adviser and its affiliates for management, marketing or other services; mutual funds; and other commingled investments. High yield securities are those rated BB+ or lower by S&P or Ba1 or lower by Moody's (and securities of comparable quality as determined by the Adviser). The Fund also may invest up to 35% of its net assets in foreign (including emerging markets) debt securities, and up to 20% of its net assets in equity securities.
The portfolio managers may also use various types of derivative instruments (such as futures contracts, interest rate and credit default swaps, options and forward contracts) to manage yield, duration (a measure of a bond price's sensitivity to a given change in interest rates) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.
The Fund may engage in active and frequent trading of its portfolio securities.

Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. The current low interest rate environment heightens the risks associated with rising interest rates. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities. See also “Extension Risk” and “Credit Risk” in the section titled “Additional Information about Investment Objectives, Principal Strategies, and Risks - Additional Information About Risks.”
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives con-

tract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, less stringent investor protection and disclosure standards, less developed public health systems, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Exchange Traded Products Risk: The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by the ETPs in which it invests. In addition, the shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an exchange traded fund's (“ETF”) shares) for a number of reasons. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be exacerbated in less liquid markets. The value of an exchange traded note may also differ from the valuation of its reference market due to changes in the issuer's credit rating. By investing in ETPs, the Fund shareholders indirectly bear the Fund's proportionate share of any fees and expenses (e.g. management, custody, accounting, and administration) of the ETP, if applicable, in addition to the fees and expenses that the Fund shareholders directly bear in connection with the Fund's operations.
Affiliated ETP Risk: The Adviser may receive management or other fees from the ETPs (“Affiliated ETPs”) in which the Fund may invest, as well as a management fee for managing the Fund. It is possible that a conflict of interest among the Fund and the Affiliated ETPs could affect how the Adviser fulfills its fiduciary duties to the Fund and the Affiliated ETPs. Because the amount of the investment management fees to be retained by the Adviser may differ depending upon the Affiliated ETPs in which the Fund invests, there is a conflict of interest for the Adviser in selecting the Affiliated ETPs. In addition, the Adviser may have an incentive to take into account the effect on an Affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Affiliated ETP. Although the Adviser takes steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund.
Interest Rate Risk: Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund's income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund's investments.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid investments and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its municipal obligations at attractive prices, particularly in stressed market conditions. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.

Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods indicated compared with those of a broad-based benchmark index. The bar chart shows how the Fund's returns have varied for each full calendar year shown. Returns shown for periods prior to May 24, 2021 reflect the past performance of the General Electric RSP Income Fund, the performance predecessor of the Fund. The General Electric RSP Income Fund was managed by using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. GE Asset Management Incorporated (“GEAM”) served as the Fund's investment adviser until 2016, when State Street Corporation (“State Street”), the ultimate parent company of the Adviser, acquired substantially all of the assets of GEAM. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 242-0134 or by visiting our website at  www.ssga.com.
Annual Total Returns (years ended 12/31)
Highest Quarterly Return: 4.79% (Q2, 2020)
Lowest Quarterly Return: -3.07% (Q1, 2021)
Average Annual Total Returns (for periods ended 12/31/21)
After tax returns have been omitted because all shareholders who purchase shares under this Prospectus hold Fund shares through tax-deferred arrangements.
	One Year	Five Years	Ten Years	Inception Date
State Street Income Fund				01/03/1980
Return Before Taxes	-1.08%	3.86%	3.38%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%

Investment Adviser
SSGA Funds Management, Inc. serves as the investment adviser to the Fund.
The professionals primarily responsible for the day-to-day management of the Fund are Matthew Nest and James Palmieri. Mr. Nest and Mr. Palmieri have served as portfolio managers of the Fund since 2018 and 2019, respectively.
Matthew Nest, CFA, is a Managing Director of the Adviser and the Global Head of Macro Strategies. He joined the Adviser in 2016.
James Palmieri, CFA, is a Managing Director of the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of State Street Global Advisors.

Purchase and Sale of Fund Shares
Purchase minimums
There are no minimum purchase amounts for initial or additional investments.
You may purchase or redeem Fund Shares on any day the Fund is open for business.
For General Electric Retirement Savings Plan Participants:
•	Visit benefits.ge.com and click on My GE RSP.
•	Call the GE RSP Service Center at 1-877-55-GERSP (1-877-554-3777) between 8:30 a.m. and 8:30 p.m., Eastern time, on any day the New York Stock Exchange is open for trading.
For the Plan:
•	You may redeem Fund Shares by written request or wire transfer.
•	Written requests should be sent to:
By Mail:
State Street Global Advisors c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701
By Overnight:
State Street Global Advisors c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207
•	Calling us at (800) 242-0134; or
•	By accessing the Fund's website at www.ssga.com.
Tax Information
Since you are investing through a tax-deferred 401(k) plan, dividends and capital gains distributions you receive from the Fund are not subject to federal income taxes or other taxes at the time of their distribution, but may be subject to federal income tax upon withdrawal.
SSASXSUMPROCO